Exhibit 99.3 Fourth Quarter and Fiscal Year 2018 Business Review February 14, 2019

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent Kadant’s expectations as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the year ended December 30, 2017 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our customers’ ability to obtain financing for capital equipment projects; the variability and uncertainties in sales of capital equipment in China; international sales and operations; the oriented strand board market and levels of residential construction activity; development and use of digital media; currency fluctuations; price increases or shortages of raw materials; dependence on certain suppliers; our acquisition strategy; failure of our information systems or breaches of data security; changes in government regulations and policies and compliance with laws; our internal growth strategy; competition; soundness of suppliers and customers; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; economic conditions and regulatory changes caused by the United Kingdom’s likely exit from the European Union; our debt obligations; restrictions in our credit agreement; loss of key personnel; protection of patents and proprietary rights; fluctuations in our share price; soundness of financial institutions; environmental laws and regulations; anti- takeover provisions; and reliance on third-party research. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 2

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues that exclude the effect of acquisitions and foreign currency translation, adjusted operating income, adjusted net income, adjusted diluted EPS, adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, and free cash flow. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the appendix to this presentation and in our 2018 fourth quarter earnings press release issued February 13, 2019, which is available in the Investors section of our website at www.kadant.com under the heading Press Releases. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 3

BUSINESS REVIEW Jonathan W. Painter | President & CEO 4

Q4 2018 Financial Highlights ($ Millions, except per share amounts) Q4 2018 Q4 2017 % Change2 Bookings $147.1 $146.6 0.3% Revenue $163.9 $149.1 9.9% Gross Margin 43.3% 43.3% n.m. Operating Income $24.8 $18.0 37.6% Adjusted Operating Income1 $26.1 $20.9 25.3% Net Income3 $18.4 $0.8 n.m. Adjusted EBITDA1 $32.0 $26.7 19.7% Adjusted EBITDA Margin1 19.5% 17.9% n.m. Diluted EPS $1.61 $0.07 n.m. Adjusted Diluted EPS1 $1.66 $1.14 45.6% Cash Flow from Operations $10.4 $32.8 -68.2% 1 Adjusted operating income, adjusted EBITDA, adjusted EBITDA/revenue (margin), and adjusted diluted EPS are non-GAAP financial measures that exclude certain items as detailed in our press release dated February 13, 2019. 2 Percent change calculated using actual numbers reported in our press release dated February 13, 2019. 3 Represents net income attributable to Kadant. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 5

2018 Financial Highlights ($ Millions, except per share amounts) 2018 2017 % Change2 Bookings $670.4 $521.2 28.6% Revenue $633.8 $515.0 23.1% Gross Margin 43.9% 44.9% n.m. Net Income1 $60.4 $31.1 94.3% Adjusted EBITDA3 $115.2 $91.7 25.6% Adjusted EBITDA Margin3 18.2% 17.8% n.m. Diluted EPS $5.30 $2.75 92.7% Adjusted Diluted EPS3 $5.34 $4.49 18.9% Cash Flow from Operations $63.0 $65.2 -3.3% Adjusted Return on Invested Capital4 12.1% 10.2% n.m. Adjusted Return on Equity5 16.2% 14.4% n.m. Free Cash Flow6 $46.4 $47.9 -3.0% 1 Represents net income attributable to Kadant. 2 Percent change calculated using actual numbers reported in our press release dated February 13, 2019. 3 Adjusted EBITDA, adjusted EBITDA margin, and adjusted diluted EPS are non-GAAP financial measures that exclude certain items as detailed in our press release dated February 13, 2019. 4 Calculated based on adjusted net income over the sum of stockholders’ equity plus net debt. 5 Calculated based on adjusted net income over stockholders’ equity, as adjusted. 6 Free cash flow is a non-GAAP measure that excludes certain items as detailed on slide 36. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 6

FX Translation and Acquisition Impact

Q4 2018

($ in millions)	Revenue	Bookings	Parts & Consumables Revenue	Parts & Consumables Bookings
As Reported	$163.9	$147.1	$90.8	$89.4
Growth[1]	9.9%	0.3%	-1.5%	-0.7%
Growth excluding FX[2]	13.3%	3.2%	1.5%	2.2%
Growth excluding FX and Acquisitions[3]	13.3%	3.2%	1.5%	2.2%

FY 2018

($ in millions)	Revenue	Bookings	Parts & Consumables Revenue	Parts & Consumables Bookings
As Reported	$633.8	$670.4	$374.4	$378.5
Growth[1]	23.1%	28.6%	18.3%	20.6%
Growth excluding FX[2]	22.5%	27.5%	17.9%	20.0%
Growth excluding FX and Acquisitions[3]	10.0%	12.5%	5.1%	6.4%

1 Growth is the year-over-year percent change between the current period and the comparable prior period.
2 Represents the year-over-year percent change excluding the impact of current period versus prior period exchange rates.
3 Represents the year-over-year percent change excluding the impact of acquisitions and current period versus prior period exchange rates. Acquired businesses are classified as Acquisitions for the first four quarters after acquisition.

KADANT

KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved.

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Bookings and Revenue US$ (millions) BOOKINGS BOOKINGS REVERSAL REVENUE $200 $160 $120 $80 $40 $0 1 1 Reported Q415 bookings were $76 million, which included new orders of $92 million and a booking reversal of $16 million. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 8

Parts and Consumables Bookings and Revenue US$ (millions) BOOKINGS REVENUE $120 $100 $80 $60 $40 $20 $0 KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 9

Syntron Acquisition • Acquired in Q1 2019 • Manufacturer of vibratory and conveying equipment for bulk materials • High impact products on large capital investments • Integration moving forward as planned • Expected to have a modestly positive impact on 2019 adjusted EPS 10

North America Bookings and Revenue US$ (millions) BOOKINGS REVENUE $100 $80 $60 $40 $20 $0 KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 11

Europe Bookings and Revenue US$ (millions) BOOKINGS REVENUE $60 $50 $40 $30 $20 $10 $0 KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 12

Asia Bookings and Revenue US$ (millions) BOOKINGS NEW ORDERS REVENUE $40 $30 $20 $10 $0 -$10 1 1 Reported Q415 Asia bookings were negative $6 million, which included new orders of $10 million and a booking reversal of $16 million. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 13

Rest-of-World Bookings and Revenue US$ (millions) BOOKINGS REVENUE $20 $15 $10 $5 $0 KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 14

Guidance • FY 2019 GAAP diluted EPS of $4.75 to $4.90 • FY 2019 adjusted diluted EPS* of $5.20 to $5.35 • FY 2019 revenue of $700 to $710 million • Q1 2019 GAAP diluted EPS of $0.77 to $0.83 • Q1 2019 adjusted diluted EPS* of $1.11 to $1.17 • Q1 2019 revenue of $160 to $165 million * Adjusted diluted EPS is a non-GAAP financial measure that excludes certain items as detailed in our press release dated February 13, 2019. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 15

FINANCIAL REVIEW Michael J. McKenney | Executive Vice President & CFO 16

Quarterly Gross Margin 50% 48.1% 47.9% 48% 47.5% 47.7% 46.5% 46.0% 45.6% 45.6% 46% 45.2% 44.7% 44.7% 44.9% 44.3% 44.0% 44.1% 44% 43.3% 43.3% 43.0% 43.1% 42.3% 42% 40% 38% 36% All data for 2017 and 2018 is presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2017-07. Prior period amounts have not been restated. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 17

Full-Year Gross Margin 48% 46.2% 45.8% 46% 45.5% 44.9% 44.4% 43.9% 43.9% 44% 43.3% 42% 40% 38% 2011 2012 2013 2014 2015 2016 2017 2018 All data for 2017 and 2018 is presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2017-07. Prior period amounts have not been restated. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 18

Quarterly SG&A US$ (millions) SG&A SG&A as a % of Revenues $50 45% $40 40% $30 35% $20 30% $10 25% $0 20% All data for 2017 and 2018 is presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2017-07. Prior period amounts have not been restated. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 19

Full-Year SG&A US$ (millions) SG&A SG&A as a % of Revenues $180 50% $160 45% $140 40% $120 35% $100 30% $80 25% $60 20% 2011 2012 2013 2014 2015 2016 2017 2018 All data for 2017 and 2018 is presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2017-07. Prior period amounts have not been restated. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 20

4Q17 to 4Q18 Adjusted Diluted EPS* $2.00 $0.04 $0.23 ($0.12) ($0.02) $1.66 $0.39 $1.50 $1.14 $1.00 $0.50 $0.00 * Adjusted diluted EPS is a non-GAAP financial measure that excludes certain items as detailed in our press release dated February 13, 2019. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 21

2017 to 2018 Adjusted Diluted EPS* $8.00 $0.53 ($0.56) $1.59 ($0.40) $6.00 ($0.24) ($0.04) ($0.03) $5.34 $4.49 $4.00 $2.00 $0.00 * Adjusted diluted EPS is a non-GAAP financial measure that excludes certain items as detailed in our press release dated February 13, 2019. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 22

Quarterly Adjusted EBITDA* Adjusted EBITDA* Adjusted EBITDA Margin* 25% $35 $30 20% $25 15% $20 % of of Revenue % $15 10% EBITDA Adjusted $10 5% $5 0% $0 * Adjusted EBITDA and adjusted EBITDA/revenue (margin) are non-GAAP financial measures that exclude certain items as detailed in our press release dated February 13, 2019. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 23

Full-Year Adjusted EBITDA* Adjusted EBITDA* Adjusted EBITDA Margin* 20% 18.2% $120 17.8% $100 15% 15.8% 15.2% $80 14.0% 13.5% 13.4% 13.0% 10% $60 % of of Revenue % $115.2 $91.7 EBITDA Adjusted $40 $63.0 5% $56.3 $61.5 $44.8 $44.8 $44.7 $20 0% $0 ** ** ** * Adjusted EBITDA and adjusted EBITDA/revenue (margin) are non-GAAP financial measures that exclude certain items as detailed in our press release dated February 13, 2019. ** All data for 2016, 2017 and 2018 is presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2017-07. Prior period amounts have not been restated. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 24

Cash Flow US$ (millions) Q4 2018 Q4 2017 FY 2018 FY 2017 Net Income $18.6 $0.9 $61.0 $31.6 Depreciation and Amortization 5.8 6.3 23.6 19.4 Stock-Based Compensation 1.7 1.5 7.0 5.8 Other Items 4.6 2.7 1.5 1.4 Change in Current Assets & Liabilities (excl. acquisitions) (20.3) 21.4 (30.1) 7.0 Cash Provided by Operating Activities $10.4 $32.8 $63.0 $65.2 KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 25

Free Cash Flow* US$ (millions) $60 $47.9 $46.4 $50 $44.4 $45.2 $40 $33.7 $34.9 $30 $26.3 $26.2 $20 $10 $0 2011 2012 2013 2014** 2015 ** 2016 ** 2017** 2018 ** * Free cash flow, a non-GAAP financial measure, is defined as cash flows from continuing operations less capital expenditures, as calculated in the Appendix on slide 36. ** Presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2016-09. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 26

Key Working Capital Metrics Q4 2018 Q3 2018 Q4 2017 Days in Receivables 59 57 56 Days in Inventory 86 91 93 Days in Payables 35 34 38 Days in Receivables Days in Inventory Days in Payables 140 120 100 93 80 91 Days 86 60 56 57 59 40 38 35 20 34 KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 27

Working Capital and Cash Conversion Days Q4 2018 Q3 2018 Q4 2017 Working Capital % LTM Revenues* 12.5% 11.1% 11.2% Cash Conversion Days** 110 days 114 days 111 days *Working Capital is defined as current assets less current liabilities, excluding cash and debt. ** Based on days in receivables plus days in inventory less days in accounts payable. Cash Conversion Days** Working Capital % LTM Revenues * 20% 200 15% 150 10% 100 Days % of of Revenue % 5% 50 0% 0 KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 28

Cash and Debt US$ (millions) Q4 2018 Q3 2018 Q4 2017 Cash, cash equivalents, and restricted cash $46.1 $58.1 $76.9 Debt (171.4) (189.1) (237.0) Capital lease obligations (4.4) (4.6) (5.1) Net debt $(129.7) $(135.6) $(165.2) $225 $150 $75 $0 ($75) US$ (millions) US$ ($150) $(135.6) $(129.7) $(165.2) ($225) KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 29

Leverage Ratio Debt/EBITDA * 3.50 3.00 2.50 2.00 1.50 1.19 1.00 0.50 0.00 *Calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our Credit Facility. Effective December14, 2018, our amended and restated Credit Facility defined total debt as debt less worldwide cash of up to $30 million. For periods 1Q14 to 4Q16, total debt is defined as debt less domestic cash of up to $25 million.. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 30

Guidance • Q1 2019 GAAP diluted EPS of $0.77 to $0.83 • FY 2019 GAAP diluted EPS of $4.75 to $4.90 • CAPEX of $12 to $14 million • Depreciation & Amortization Expense of $29 to $30 million KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 31

Questions & Answers To ask a question, please call 888-326-8410 within the U.S. or +1 704-385-4884 outside the U.S. and reference 461 9678. Please mute the audio on your computer. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 32

Key Take-Aways • Record 2018 revenue, bookings, adjusted EBITDA, and GAAP diluted EPS • Expecting record revenue and adjusted EBITDA in 2019 INVESTOR DAY Grand Hyatt New York | March 7 RSVP to joanne.stoner@kadant.com KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 33

APPENDIX 35

Free Cash Flow Reconciliation ($ Millions) 2011 2012 2013 2014 2015 2016 2017 2018 Cash Provided by Continuing Operations, as reported $ 34.3 $ 30.5 $ 39.9 $ 51.1 $ 40.4 $ 51.0 $ 65.2 $ 63.0 Capital Expenditures $ (8.0) $ (4.3) $ (6.2) $ (6.7) $ (5.5) $ (5.8) $ (17.3) $ (16.6) Free Cash Flow* $ 26.3 $ 26.2 $ 33.7 $ 44.4 $ 34.9 $ 45.2 $ 47.9 $ 46.4 *Free Cash Flow is a non-GAAP financial measure. KAI Q418 Business Review–February 14, 2019 | © 2019 Kadant Inc. All rights reserved. 36